Goodwill	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
7.	GOODWILL

Goodwill allocated to reportable segments as of December 31, 2014 and 2013 and changes in the carrying amount of goodwill during the years ended December 31, 2014 and 2013 are as follows:

	Sense & Power and Automotive (SP&A)	Embedded Processing Solutions (EPS)	Others	Total
December 31, 2012	12	124	5	141
Sale of business	—	—	(5)	(5)
Re-classification to AHFS	(10)	—	—	(10)
Foreign currency translation	—	2	—	2
Impairment loss	—	(38)	—	(38)

December 31, 2013	2	88	—	90
Foreign currency translation	—	(8)	—	(8)

December 31, 2014	2	80	—	82

Goodwill as at December 31, 2014 and 2013 is net of accumulated impairment losses of $1,024 million, of which $1,018 million relates to the EPS segment and $6 million relates to the segment “Others”. In 2014, no impairment loss was recorded by the Company on any of its reporting units’ goodwill.

During the third quarter of 2014, the Company performed its annual impairment campaign. The Company did not elect to perform a qualitative assessment. The impairment test was conducted following a two-step process. In the first step, the Company compared the fair value of the reporting unit tested to its carrying value. Based upon the first step of the goodwill impairment test, no impairment was recorded for the MMS (part of EPS) reporting unit since the fair value of the reporting unit exceeded its carrying value.

In 2013, the Company recorded an impairment loss of $38 million related to DCG goodwill.

Veredus, a 67% investment of the Company, was classified as Assets held for sale as of December 31, 2013. Consequently, Veredus goodwill, belonging to the SP&A segment, was re-classified to Assets held for sale for $10 million as of December 31, 2013. In 2014, the Company sold a 51% stake in Veredus shares to a third party investor.